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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 2000


                                   KEVCO, INC.
               (Exact name of Registrant as specified in charter)


           TEXAS                      000-21621                   75-2666013
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)



          UNIVERSITY CENTRE I
       1300 S. UNIVERSITY DRIVE                            76107-5734
               SUITE 200                                   (Zip Code)
          FORT WORTH, TEXAS
(Address of principal executive offices)


                                 (817) 885-0000
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

         Exhibit No.       Description

           99.1 Press release of Kevco, Inc. (the "Company") dated December 15, 2000.

ITEM 9.  REGULATION FD DISCLOSURE.

         Concurrently herewith, the Company is issuing a press release in respect of its ongoing discussions with Adorn, LLC of Elkhart, Indiana ("Adorn"), regarding a potential strategic combination involving Adorn and the Company's Design Components Division. A copy of the release is filed herewith as
Exhibit 99.1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    KEVCO, INC.



Date:    December 15, 2000          By:  /s/ JOSEPH P. TOMCZAK,
                                         ---------------------------------
                                         Joseph P. Tomczak,
                                         Executive Vice President and
                                         Chief Financial Officer





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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------

         99.1              Press Release of the Company dated December 15, 2000.